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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  ___________


                                   FORM 8-K
                                CURRENT REPORT

                                  ___________

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):  MARCH 25, 1998


                     INTEGRATED MEASUREMENT SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)


                   OREGON                                       93-0840631
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     (State of Incorporation or Organization)               (I.R.S. Employer
                                                            Identification no.)


                 9525 SW GEMINI DRIVE, BEAVERTON, OREGON          97008
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone no., including area code:  (503) 626-7117


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On March 25, 1998, Integrated Measurement Systems, Inc. (the "Company") issued a press release relating to the adoption by its Board of Directors (the "Board") of a Shareholder Rights Plan. The March 25, 1998 press release of the Company is attached hereto as Exhibit 99.1.

     Pursuant to a Rights Agreement dated March 25, 1998 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), the Company's Board of Directors has declared a dividend of one right ("Right") to purchase one one-hundredth of a share of the Company's Series A Participating Preferred Stock ("Series A Participating Preferred Stock") for each outstanding share of Common Stock, $.01 par value ("Common Stock"), of the Company. The dividend is payable to shareholders of record as of the close of business on April 17, 1998 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Participating Preferred Stock at an exercise price of $70.00, subject to adjustment (the "Purchase Price").

     In connection with its adoption of the Shareholder Rights Plan, the Board of Directors has amended the Company's Restated Bylaws to opt out of Oregon's Control Share Statute. The Statute provides that an acquiring person is prohibited from voting shares of an Oregon corporation acquired in a control share acquisition unless and until the shareholders, at a special meeting demanded by the acquiring person, vote to restore voting rights by a majority of the outstanding shares, excluding the control shares and certain other shares. A control share acquisition is one that causes the total voting power of the acquiring person to exceed one-fifth, one-third or one-half of the total voting power of all the voting shares without the prior approval of the issuing company's board of directors. The Board opted out of the Statute because it determined that the Shareholder Rights Plan offers greater protection to the Company's shareholders against substantial share acquisitions that are not approved by the Board in advance. The Company's Second Restated Bylaws are attached hereto as Exhibit 3(ii).

     The Company and Cadence Design Systems, Inc. ("Cadence") also amended and restated the Shareholder Agreement that was entered into in connection with the Company's initial public offering in 1995 (the "Original Shareholder Agreement"), when Cadence owned 100% of the Company's Common Stock. The Amended and Restated Shareholder Agreement (the "Restated Shareholder Agreement") replaces prior covenants generally related to voting on significant corporate events with voting provisions whereby Cadence agrees not to vote any of its shares in favor of redemption of the Shareholder Rights Plan, any slate of directors intending to redeem the Shareholder Rights Plan or any transaction that would trigger the Plan. On other matters, Cadence may vote the shares it currently owns in its discretion and has agreed to vote any new shares it acquires after the date of the Restated Shareholder Agreement in accordance with the recommendation of the IMS Board. The new agreement also eliminates certain restrictions contained in the prior agreement with respect to private sales by Cadence of 10% or more the outstanding shares of IMS. The Restated Shareholder Agreement is attached hereto as Exhibit 4.2. The Original Shareholder Agreement was filed as Exhibit 10.6 to the Company's Registration Statement on Form S-1, Registration No. 33-92408.

     The following summary of the principal terms of the Rights Agreement is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement is attached as Exhibit
4.1 to this Report and is incorporated herein by reference.

RIGHTS EVIDENCED BY COMMON STOCK CERTIFICATES

     The Rights will not be exercisable until the Distribution Date (defined below). Certificates for the Rights ("Rights Certificates") will not be sent to shareholders and the Rights will attach to and trade only together with the Common Stock. Accordingly, Common Stock certificates outstanding on the Record Date will evidence the Rights related thereto, and Common Stock certificates issued after the Record Date will

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contain a notation incorporating the Rights Agreement by reference. Until the
Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Stock, outstanding as of the Record Date, even without notation or a copy of the Summary of Rights being attached thereto, will also constitute the surrender or transfer of the Rights associated with the Common Stock represented by such certificate.

DISTRIBUTION DATE

     The Rights will separate from the Common Stock, Rights Certificates will be issued and the Rights will become exercisable upon the earlier of: (i) the first date of public announcement (the "Stock Acquisition Date") that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Stock in a transaction not approved by the Board of Directors (an "Acquiring Person"), or (ii) ten business days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Stock in a transaction not approved by the Board of Directors. The earlier of such dates is referred to as the "Distribution Date."

PROVISIONS RELATING TO CADENCE

     The Rights Plan includes grandfathering provisions that exempt Cadence at its current level of Common Stock ownership (presently approximately 37%) and further permit Cadence and its subsidiaries to acquire up to an additional 7.5% of the then outstanding IMS shares without triggering the Rights. Thus, based on its current level of ownership, Cadence may acquire up to an approximate 44.5% ownership interest in Company Common Stock without triggering the Rights. However, dispositions of its existing shares will reduce Cadence's maximum permissible level of ownership share-for-share. In addition, the grandfathering provisions terminate upon Cadence's ownership first falling below 20% of the Company's Common Stock.

ISSUANCE OF RIGHTS CERTIFICATES; EXPIRATION OF RIGHTS

     As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights from and after the Distribution Date. All Common Stock issued prior to the Distribution Date will be issued with Rights. The Rights will expire on the earlier of (i) March 25, 2008 (the "Final Expiration Date") and (ii) redemption or exchange of the Rights as described below.

INITIAL EXERCISE OF THE RIGHTS

     Following the Distribution Date, and until one of the further events described below, each Right will entitle its holder to receive, upon exercise and the payment of the Purchase Price, one one-hundredth of a share of the Series A Participating Preferred Stock. In the event that the Company does not have sufficient Series A Participating Preferred Stock available for all Rights to be exercised, or the Board decides that such action is necessary and not contrary to the interest of the Rights holders, the Company may instead substitute cash, assets or other securities for the Series A Participating Preferred Stock for which the Rights would have been exercisable under this provision or as described below.

RIGHT TO BUY COMPANY COMMON STOCK

     Unless the Rights are earlier redeemed, in the event that there shall be an Acquiring Person, then proper provision will be made so that each holder of a Right which has not theretofore been exercised

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(other than Rights beneficially owned by the Acquiring Person or any transferee thereof, which will thereafter be void) will thereafter have the right to receive, upon exercise and payment of the Purchase Price, Common Stock (or, in certain circumstances as determined by the Board of Directors, cash, other property or other securities) having a value equal to two times the Purchase Price. Such provision is also required to be made in the event that, during such time as there shall be an Acquiring Persons, such Acquiring Person's beneficial ownership is increased by more than 1% as a result of certain reclassifications, recapitalizations or other transactions involving the Company or its subsidiaries. Rights are not exercisable following the occurrence of an event described above until such time as the Rights are no longer redeemable by the Company as set forth below.

RIGHT TO BUY ACQUIRING COMPANY STOCK

     Similarly, unless the Rights are earlier redeemed, in the event that, after the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction, or (ii) 50% or more of the Company's assets or earning power are sold (other than in transactions in the ordinary course of business), proper provision will be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise and payment of the Purchase Price, shares of common stock of the acquiring company (or, in certain circumstances, its parent) having a value equal to two times the Purchase Price.

BOARD APPROVAL

     The Rights will not become exercisable if any acquisition of 20% or more of the Company's outstanding Common Stock has been pre-approved by a majority of the Board of Directors of the Company. The Rights will also not become exercisable pursuant to an offer for all outstanding shares of Common Stock at a price and upon terms that a majority of the Board of Directors determines to be in the best interest of the Company and its shareholders.

EXCHANGE PROVISION

     At any time after any Person becomes an Acquiring Person but prior to any Person becoming the beneficial owner of 50% or more of the Common Stock then outstanding, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person), in whole or in part, for one share of Common Stock per Right.

REDEMPTION

     At any time on or prior to the close of business on the earlier of (i) the close of business on the Stock Acquisition Date, or (ii) the close of business on the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

ADJUSTMENTS TO PREVENT DILUTION

     The Purchase Price payable, the number of Rights, and the number of shares of Series A Participating Preferred Stock or Common Stock or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in connection with dilutive issuances by the Company as set forth in the Rights Agreement.

CASH PAID INSTEAD OF ISSUING FRACTIONAL SHARES

     No fractional portion of a share of Common Stock will be issued upon exercise of a Right, and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

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NO SHAREHOLDERS' RIGHTS PRIOR TO EXERCISE

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company (other than any rights resulting from such holder's ownership of Common Stock), including, without limitation, the right to vote or to receive dividends.

AMENDMENT OF RIGHTS AGREEMENT

     Other than those provisions relating to the rights, duties and obligations of the Rights Agent and certain principal economic terms of the Rights, any of the provisions of the Rights Agreement may be supplemented or amended by the Board of Directors in any manner prior to the close of business on the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemptions shall be made at such time as the Rights are not redeemable.

RIGHTS AND PREFERENCES OF THE SERIES A PARTICIPATING PREFERRED STOCK

     Series A Participating Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series A Participating Preferred Stock will be entitled to an aggregate quarterly dividend of the greater of $70 and 100 times the aggregate per share amount for all non-cash dividends declared on the Common Stock. In the event of liquidation, the holders of the Series A Participating Preferred Stock will receive all accrued but unpaid dividends plus an amount per share equal to 100 times the per share amount to be distributed to the holders of the Common Stock after certain adjustments. Each share of Series A Participating Preferred Stock will have 100 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which the Common Stock is changed or exchanged, each share of Series A Participating Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

     Because of the nature of the dividend, liquidation and voting rights of the shares of Series A Participating Preferred Stock, the value of the one one-hundredth interest in a share of Series A Participating Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

CERTAIN ANTI-TAKEOVER EFFECTS

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired. However, the Rights should not interfere with any tender offer or merger approved by the Company (other than with an Acquiring Person) because the Rights do not become exercisable in the event of a Permitted Offer or other acquisition exempted by the Company's Board.

     The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights may be redeemed by the Company at $0.001 per Right prior to (i) the close of business on the Stock Acquisition Date or (ii) the close of business on the Final Expiration Date. In addition, the Rights do not become exercisable in the event of an accumulation exempted by the Board of Directors. Accordingly, the Rights should not interfere with any merger or business combination approved by the Board of Directors.

     The issuance of the Rights does not affect the financial condition or business plans of the Company. The issuance of the Rights has no dilutive effect, will not affect reported earnings per share,

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should not be taxable to the Company or to its shareholders, and will not change the way in which the Company's stock is presently traded.

     However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed coercive and undesirable by the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company's Board of Directors except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

     A copy of the Rights Agreement, including the Articles of Amendment, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively, is filed as an Exhibit to this Report and is incorporated herein by reference. A copy of the Rights Agreement is available to shareholders free of charge from the Company.

ITEM 7. EXHIBITS

3(ii)   Second Restated Bylaws of Integrated Measurement Systems, Inc.

4.1 Rights Agreement, dated as of March 25, 1998, between Integrated Measurement Systems, Inc. and ChaseMellon Shareholder Services, L.L.C. including the Articles of Amendment creating the Series A Preferred Stock of Integrated Measurement Systems, Inc., the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

4.2 Amended and Restated Shareholder Agreement, dated as of March 25, 1998, between Integrated Measurement Systems, Inc. and Cadence Design Systems, Inc.

99.1 Press Release issued by Integrated Measurement Systems, Inc. on March 25, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              INTEGRATED MEASUREMENT SYSTEMS, INC.



Date:  March 26, 1998         By:  /s/ Keith L. Barnes
                              -------------------------------------------------
                              Keith L. Barnes
                              President and Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit
No.       Exhibit
--------  -------
3(ii)     Second Restated Bylaws of Integrated Measurement Systems, Inc.

4.1       Rights Agreement, dated as of March 25, 1998, between Integrated
          Measurement Systems, Inc. and ChaseMellon Shareholder Services,
          L.L.C. including the Articles of Amendment creating the Series A
          Participating Preferred Stock of Integrated Measurement Systems,
          Inc., the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

4.2       Amended and Restated Shareholder Agreement, dated as of March 25,
          1998, between Integrated Measurement Systems, Inc. and Cadence Design
          Systems, Inc.

99.1      Press Release issued by Integrated Measurement Systems, Inc. on
          March 25, 1998.
